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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): June 27, 2000

                    Peoples Bancorp of North Carolina, Inc.
                    ---------------------------------------
            (Exact name of registrant as specified in its charter)





      North Carolina             000-27205                     56-2132396
   -------------------------    -----------                  ------------------
(State or other jurisdiction    (Commission                  (IRS Employer
  of incorporation)             File Number)                 Identification No.)




                             218 South Main Avenue
                         Newton, North Carolina  28658
                         -----------------------------
                   (Address of principal executive offices)



      Registrant's telephone number, including area code: (828) 464-5620




                                      N/A
                -----------------------------------------------
         (Former name or former address, if changed since last report)
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                             Item 5.  Other Events

          On June 27, 2000, the Board of Directors of Peoples Bancorp of North Carolina, Inc. (the "Registrant") approved a Dividend Reinvestment and Stock Purchase Plan. A copy of the plan is attached hereto as Exhibit 99.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PEOPLES BANCORP OF NORTH CAROLINA, INC.



Date: August 3, 2000                     By:  /s/ Tony W. Wolfe
                                              ---------------------------------
                                                    Tony W. Wolfe, President
                                                    and Chief Executive Officer
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                                 EXHIBIT INDEX


       Exhibit No.            Description
       -----------            -----------

          99 Peoples Bancorp of North Carolina, Inc. Dividend Reinvestment and Stock
                       Purchase Plan.